      As filed with the Securities and Exchange Commission on May 12, 2000
                              Registration No. 333-

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                                 41-1849591
        (State or other jurisdiction                    (I.R.S. Employer
      of incorporation or organization)                Identification No.)

      600 South Highway 169, Suite 1800
          St. Louis Park, Minnesota                           55426
   (Address of Principal Executive Offices)                (Zip Code)


                              METRIS COMPANIES INC.
                              AMENDED AND RESTATED
                    LONG TERM INCENTIVE AND STOCK OPTION PLAN
                           (Full titles of the plan)

                             Z. Jill Barclift, Esq.
            Executive Vice President, Secretary and General Counsel
                              Metris Companies Inc.
                        600 South Highway 169, Suite 1800
                         St. Louis Park, Minnesota 55426
                     (Name and address of agent for service)
                                 (952) 525-5020
         (Telephone number, including area code, of agent for service)

                                   Copy to:
                            Elizabeth C. Hinck, Esq.
                              Dorsey & Whitney LLP
                             Pillsbury Center South
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402

                                 ---------------

                                     CALCULATION OF REGISTRATION FEE
============================================================================================================
    Title of securities to be          Amount to be    Offering price per  Aggregate offering   Registration
           registered                   registered          share(1)              price              fee
------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value, to be
issued pursuant to the Plan          2,000,000 shares       $ 34,25           $ 68,500,000       $ 18,084 (1)
------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and based on the average of the high and low prices for shares of the registrant's Common Stock on the New York Stock Exchange on May 5, 2000.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                      Registration of Additional Securities

Pursuant to Section E of the General Instructions to Form S-8, the contents of the Registration Statements on Form S-8, SEC File No. 333-42961, filed with the Securities and Exchange Commission on December 22, 1997, and SEC File No. 333-52627, filed with the Securities and Exchange Commission on May 14, 1998 are incorporated herein by reference.

ITEM 8. EXHIBITS

Exhibit
 Number                      Description
-------                      -----------

4.1 Amended and Restated Certificate of Incorporation of Registrant, as amended (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form 8-A, dated April 26, 1999, Registration No. 1-12351).

4.2 Amended and Restated Bylaws of Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q filed on August 13, 1999, Registration No. 1-12351).

4.3 Form of Common Stock Certificate of Registrant (incorporated by reference to Exhibit 4.3 to the Registrant's Registration Statement on Form S-8, dated December 1, 1999, Registration No. 333-91917).

5.1        Opinion of Dorsey & Whitney LLP.

23.1       Consent of KPMG LLP.

23.2       Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

24.1       Power of Attorney.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis Park, State of Minnesota, on May 12, 2000.

                                      METRIS COMPANIES INC.


                                      By  /s/ Ronald N. Zebeck
                                          -----------------------
                                          Ronald N. Zebeck
                                          President, Chief Executive Officer and
                                          Director

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


By  /s/ Ronald N. Zebeck                                     May 12, 2000
    ---------------------------------------------------
    Ronald N. Zebeck
    President, Chief Executive Officer and
    Director
    (Principal Executive Officer)

By  /s/ David D. Wesselink                                   May 12, 2000
    ---------------------------------------------------
    David D. Wesselink
    Executive Vice President, Chief Financial Officer
    (Principal Financial Officer)

By  /s/ Jeffrey D. Grosklags                                 May 12, 2000
    ---------------------------------------------------
    Jeffrey D. Grosklags
    Vice President, Assistant Secretary
    (Principal Accounting Officer)

By                         *
    ---------------------------------------------------
    Lee R. Anderson, Sr.
    Director

By                         *
    ---------------------------------------------------
    John A. Cleary
    Director

By                         *
    ---------------------------------------------------
    Walter M. Hoff
    Director

By                         *
    ---------------------------------------------------
    Derek V. Smith
    Director

By                         *
    ---------------------------------------------------
    Edward B. Speno
    Director

By                         *
    ---------------------------------------------------
    Frank D. Trestman
    Director

By                         *
    ---------------------------------------------------
    C. Hunter Boll
    Director

By                         *
    ---------------------------------------------------
    Thomas M. Hagerty
    Director

By                         *
    ---------------------------------------------------
    David V. Harkins
    Director

By                         *
    ---------------------------------------------------
    Thomas H. Lee
    Director

* By  /s/ Z. Jill Barclift                                   May 12, 2000
    ---------------------------------------------------
    Z. Jill Barclift, Esq. or David D. Wesselink
    Attorney-in-Fact

                                  EXHIBIT INDEX
                                  -------------


Exhibit
 Number                     Description
-------                     -----------

4.1 Amended and Restated Certificate of Incorporation of Registrant, as amended (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form 8-A, dated April 26, 1999, Registration No. 1-12351).

4.2 Amended and Restated Bylaws of Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q filed on August 13, 1999, Registration No. 1-12351).

4.3 Form of Common Stock Certificate of Registrant (incorporated by reference to Exhibit 4.3 to the Registrant's Registration Statement on Form S-8, dated December 1, 1999, Registration No. 333-91917).

5.1        Opinion of Dorsey & Whitney LLP.

23.1       Consent of KPMG LLP.

23.2       Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

24.1       Power of Attorney.